THIS NOTE HAS NOT BEEN, AND THE COMMON STOCK TO BE ISSUED UPON CONVERSION HEREOF WILL NOT, UPON THE ISSUANCE THEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

                           BODYGUARD RECORDS.COM, INC.
                       9% NON-NEGOTIABLE CONVERTIBLE NOTE
                                DUE MARCH 2, 2002

March 1, 2001                                                           $20,000

           FOR VALUE RECEIVED, Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 Fulton Street (the "Maker") for value received, hereby promises to pay to the order of James T. Patten, with an office at P.O. Box 682, Bernardsville, NJ 07924, or his permissible assigns (the "Holder"), the principal sum of Twenty Thousand Dollars in lawful money of the United States of America, the with interest at a rate of nine (9%) percent per annum.

           1.  Payments.

         (a) Interest. A single interest payment of One Thousand Eight Hundred and 00/100 ($1,800) Dollars shall be payable on the 30th business day following the one year anniversary of the execution of this Note (the "Due Date"). In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         (b) Principal. Unless sooner converted as hereinafter enumerated, payment of the full principal amount due under this Note shall be made on the Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         2. Conversion.

         At any time and from time to time following the termination of the Maker's public offering of shares of its common stock, $.001 par value per share (the "Shares"), pursuant to SB-2 Registration Statement Number 333-40444 as filed with the Securities and Exchange Commission on June 29, 2000 (the "Offering"), but prior to the Due Date and not thereafter, the Holder shall have the right to convert the entire unpaid principal balance and all unpaid interest but not less, into authorized but unissued, fully paid and non-assessable but unregistered (i.e. restricted) Shares. The Maker shall furnish the Holder with written notice of the termination of the Offering.

         (a) Conversion Price. The price the Maker utilized in determining how many Shares the Note Holder is to receive is $1.00 per Share which price, although arbitrarily determined, is nonetheless hereby acknowledged and accepted by the Maker and Holder as fair and equitable given the Maker's lack of operations and immediate need for capital. Accordingly, this Note shall be convertible into an aggregate of 20,000 Shares.

         (b) Manner of Conversion. On the Holder's presentation to the Maker of a duly executed Notice of Conversion in the form annexed to this Note together with the original executed copy of this Note, the Holder shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and non-assessable Shares, on the basis enumerated herein. No Notice of Conversion may be sent by the Holder, and the Maker shall not accept any Notice of Conversion during the Offering. This Note shall be deemed to have been converted and the person converting the same to have become the holder of record of Shares, for the purpose of receiving dividends and for all other purposes whatever as of the date when the Notice of Conversion and this Note are surrendered to the Maker as aforesaid. The Maker shall not be required to make any such conversion, and no surrender of this Note shall be effective for such purpose, while the books for the transfer of any class of stock are closed for any purpose, but the surrender of this Note for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date this Note was surrendered.

         (c) No Fractional Shares. No fractional Shares shall be issuable upon any conversion, it being intended and agreed that the number of Shares to be received by a Holder upon conversion of this Note be rounded out to the nearest whole share.

         (d) Reservation of Shares. So long as any portion of the principal amount of this Note shall remain unpaid, the Maker shall reserve and keep available out of its authorized and unissued common share capitalization, solely for the purpose of effecting the conversion of this Note, such number of Shares as shall from time to time be sufficient to effect the conversion of the unpaid principal balance and accrued interest of this Note. The Maker shall from time to time increase its authorized common share capitalization and take such other action as may be necessary to permit the issuance from time to time of the Shares as fully paid and non-assessable securities upon the conversion of this Note.

         (e) Payment of Taxes. The Maker shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the Shares upon the conversion of this Note as herein provided. However, the Maker shall not be required in any event, to pay any transfer or other taxes by reason of the issuance of such Shares in names other than that of the Holder and no such conversion or issuance of Shares shall be made unless and until the person requesting such issuance has paid to the Holder the amount of any such tax, or has established to the satisfaction of the Maker, and its transfer agent, if any, that no such tax is payable or has been paid.

         (f) Dividends. Upon any conversion of this Note, as herein provided, no adjustment or allowance shall be made for accumulated dividends on the Shares, all rights to dividends, if any, shall commence as of the date of issuance thereof, and nothing in this sentence shall be deemed to relieve the Maker from its obligation to pay any dividends which shall thereafter be declared and shall be payable to Holders of Shares of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

         (g) Investment Representations. The Holder has been advised, and by the acceptance of this Note, agrees and acknowledges that none of the Shares issuable upon conversion of this Note shall have been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law; and that in including the conversion option in this Note, the Maker is relying upon an exemption from registration based upon the Holder's investment representations. In this regard, the Holder hereby represents and warrants to the Maker that: (i) in the event the Holder avails him, her or itself of the conversion feature of this Note, the Holder will acquire the Shares for investment purposes and without a view to the transfer or resale thereof; (ii) in the event the Holder avails him, her or itself of the conversion feature of this Note, the Holder will hold the Shares for 24 months; (iii) any sale of the Shares will be accomplished only in accordance with the Act and the rules and regulations of the Securities and Exchange Act adopted thereunder; and (iv) the Holder hereby consents to the issuance by the Maker of a 24 month stop transfer order against any and all certificates representing the Shares on the books and records of the Maker and its transfer agent; and consents to the Maker placing a 24 month investment legend on any and all certificates representing the Shares.

         (h) Adjustment of Conversion Rate. The conversion rate provided herein shall be subject to adjustment from time to time only as follows: If, as a result of a reorganization, recapitalization or stock split (other than in connection with the consummation of the Maker's proposed business combination with PetPlanet.com, Inc, and the four for twenty-five reverse split contemplated thereby) the outstanding Shares of Common Stock of the Maker are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or securities of the Maker, or of another corporation, or changed into or exchanged for cash, or if all or substantially all of the Maker's properties and assets are distributed to the holders of the Maker's Common Stock, or if there is a distribution upon the Shares by way of a spin-off of any shares of capital stock or other securities of any subsidiary or other corporation or entity, then, upon any conversion hereof after the record date for determination of the holders of the Shares entitled to participate in any such event, the holder hereof shall be entitled to receive such kind and number of shares of stock or securities or other property or cash as he would have been entitled to receive had he owned the Shares issuable upon conversion at the time of that record date. If the event involves another corporation or another entity, then the Maker shall, as part of the transaction, make adequate provision for the holder hereof thereafter to receive the securities, property or cash to which he is entitled under this Section 2.

         (i) Restrictions on Resale. The Common Shares received upon conversion of the Note, shall be ineligible for public sale for a period of 24 months from the date of conversion or such longer period (up to a maximum of two years) as shall be mandated by the Securities and Exchange Commission in connection with the Offering of the Shares.

         3. Events of Default. The maker shall be in default hereunder if one or more of the following events shall occur and be continuing:

         (a) The Maker shall fail to pay interest on this Note when due and the failure shall continue for a period of 30 days after notice of such default has been received from the Holder; or;

         (b) default in the  performance of any obligation to the Holder hereof;
or

         (c) the making of a general assignment for the benefit of creditors; or

         (d) the filing of any petition of the commencement of any proceeding by or against the Maker or any guarantor for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions; or

         (e) the appointment of a receiver of or the issuance or making of a writ or order of attachment or garnishment against, a majority of the property or assets of the Maker; or

         (f) the filing of a Tax Lien or warrant or judgment in favor of the United States of America or State of New York Tax Lien or judgment in favor of the State of New York against the Maker hereof in an amount in excess of Fifty Thousand and 00/100 ($50,000) Dollars where said Lien or Judgment is not satisfied and discharged within ninety (90) days from the date of such filing. The foregoing are collectively referred to as "Events of Default".

         4. Waiver of Presentment, Etc. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note.

         The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

         5. Status of Registered Holder. The Maker may treat the registered holder of this Note as the absolute owner of this Note for the purpose of making payments of interest and for all other purposes and shall not be affected by any notice to the contrary.

         6.  Restricted   Shares.  The  Holder  agrees  that  a  legend  reading
substantially as follows may be placed on any and every certificate representing all or any portion of the Shares:

                "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not for distribution or resale. They may not be mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended or an opinion of counsel satisfactory to the Company that registration is not required under such Act."

         7. Notices. Any notice required or contemplated by this Note shall be deemed sufficiently given if sent by registered or certified mail to the Maker at its principal office or to the Holder at his address shown on the books of the Maker or at such other address as the Holder may delegate in a notice for that purpose and shall be deemed to have been sent on the date of mailing.

         8. Headings. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         9.  Assignments.  This  Note is  binding  upon and  shall  inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives and/or successors and assigns. Notwithstanding the foregoing, neither the Maker nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Maker may assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Maker, provided that no such further assignment shall relieve the Maker from liability for the obligations assumed by it hereunder.

         10. Laws of the State of New Jersey. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Holder. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Maker and the Holder hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

         11. Entire  Document.  Each of the parties  hereby  covenants that this
Note is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereto with respect to the subject matter of this Note, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of the Note shall be in any way invalidated, impaired or affected. There are no provisions affecting or interpreting this Note other than those set forth herein.

         The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default may prevent the Holder hereof from immediately pursuing any or all of his remedies.

                                           Bodyguard Records.com, Inc.


                                           BY:____________________________
                                                     John Rollo, President

ACCEPTED:

------------------------
      James T. Patten

                              NOTICE OF CONVERSION

                       (To be signed only upon conversion
                                 of the Note.)

To: Bodyguard Records.com, Inc.

           The undersigned, the holder of this Note, hereby irrevocably elects to exercise the conversion rights represented by this Note for, and to acquire thereunder, pursuant to and in accordance with the terms of this Note, an aggregate of 20,000 shares of Common Stock, $.001 par value per share (the "Shares") of Bodyguard Records.com, Inc. at a conversion price of $1.00 per Share, and requests that the certificate(s) for such Shares be issued in the name of and be delivered to the undersigned at the address appearing on the books and records of the Company, and if such Shares shall not be all of the Shares converted thereunder, that a new Note of like tenor for the balance of the unpaid and unconverted principal amount due hereunder be delivered to the undersigned.

Dated:________________________               _____________________________
                                             (Signature must conform in all
                                              respects to name of holder as
                                               specified on the face of the
                                               Note)